FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE, dated as of May 18, 2006, among The Reynolds and Reynolds Company, an Ohio corporation (the “Company”) and Wells Fargo Bank, N.A. (the “Trustee”), as successor to Norwest Bank Minnesota, National Association.

WHEREAS, the Company has duly issued its 7% Notes due December 15, 2006 (the “Notes”), in the aggregate principal amount of $100,000,000 pursuant to an Indenture dated as of December 18, 1996, between the Company and the Trustee, and the Notes are outstanding on the date hereof;

WHEREAS, Section 901 of the Indenture provides that the Company and the Trustee may amend the Indenture by executing a supplemental indenture without the consent of the Holders (as defined in the Indenture) if such action shall not adversely affect the interests of the Holders;

WHEREAS, Section 904 of the Indenture provides that a supplemental indenture becomes effective in accordance with its terms and thereafter binds every Holder;

WHEREAS, the Company desires to effect the satisfaction and discharge of the Indenture pursuant to Article Four of the Indenture; and

WHEREAS, the Company and the Trustee desire to amend Article Four of the Indenture to enable the Company to deposit U.S. Government Obligations with the Trustee in order to effect the satisfaction and discharge of the Indenture.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.	DEFINITIONS.

Capitalized terms not defined herein shall have the meaning given to such terms in the Indenture.

SECTION 2. AMENDMENT TO SECTION 401.

Section 401 of the Indenture is hereby deleted in its entirety and replaced with the following:

“SECTION 401. Satisfaction and Discharge of Indenture.

This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of the Indenture, when

(1) either

(A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost, stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

(B) all such Securities not theretofore delivered to the Trustee for cancellation

(i) have become due and payable, or

(ii) will become due and payable at their Stated Maturity within one year, or

(iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust (a) money in an amount, or (b) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (c) a combination thereof, in each case sufficient, in the opinion of a nationally recognized independent registered public accounting firm expressed in a written certification thereof delivered to the Trustee, to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be.

(2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

(3) the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.”

SECTION 3. AMENDMENT TO SECTION 402

Section 402 of the Indenture is hereby deleted in its entirety and replaced with the following:

“SECTION 402. Application of Money or U.S. Government Obligations Placed in Trust

Subject to the provisions of the last paragraph of Section 1003, all money or U.S. Government Obligations deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money or U.S. Government Obligations has been deposited with the Trustee.”

SECTION 4. MISCELLANEOUS.

Section 4.1 Governing Law. THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

Section 4.2 Counterparts. The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 4.3 Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

Section 4.4 Effectiveness of Amendments to Indenture. Notwithstanding any other provision of this First Supplemental Indenture, this First Supplemental Indenture shall be effective upon its execution and delivery by the parties hereto.

Section 4.5 Continuing Effect of Indenture. Except as expressly provided herein, all of the terms, provisions and conditions of the Indenture and the Notes outstanding thereunder shall remain in full force and effect.

Section 4.6 Construction of First Supplemental Indenture. This First Supplemental Indenture is executed as and shall constitute an indenture supplemental to the Indenture and shall be construed in connection with and as part of the Indenture.

Section 4.7 Trust Indenture Act Controls. If any provision of this First Supplemental Indenture limits, qualifies or conflicts with another provision of this First Supplemental Indenture or the Indenture that is required to be included by the Trust Indenture Act of 1939, as amended, as in force at the date as of which this First Supplemental Indenture is executed, the provision required by said Act shall control.

Section 4.8 Trustee Disclaimer. The Trustee has accepted the amendment of the Indenture effected by this First Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, and without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Company, or for or with respect to (a) the validity or sufficiency of this First Supplemental Indenture or any of the terms or provisions hereof, (b) the proper authorization hereof by the Company by corporate action or otherwise, (c) the due execution hereof by the Company and (d) the consequences (direct or indirect and whether deliberate or inadvertent) of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

[Signatures on following page]

THE REYNOLDS AND REYNOLDS COMPANY

By: /s/ Gregory T. Geswein
Name: Gregory T. Geswein
Title: Senior Vice President
and Chief Financial Officer

WELLS FARGO BANK, N.A.,

as Trustee

By: /s/ Michael T. Lechner
Name: Michael T. Lechner
Title: Vice President